STEEL TECHNOLOGIES INC.
	15415 Shelbyville Road
	Louisville, Kentucky  40245

REQUEST FOR CONSENT TO SECOND AMENDMENT OF
NOTE AGREEMENT

Re:	$40,000,000 8.52% Senior Notes
	Due March 1, 2005

To the Holders named on Schedule I
 to this Request for Consent


	THIS REQUEST FOR CONSENT TO SECOND AMENDMENT OF NOTE AGREEMENT (the "Second Request for Consent") is submitted by STEEL TECHNOLOGIES INC., a Kentucky corporation (the "Company"), as of the 9th day of October, 1997, pursuant to Section 7 of that certain Note Agreement dated as of March 1, 1995 (as previously amended, the "Note Agreement") by and among the Company and the Purchasers named on Schedule I attached thereto regarding the $40,000,000 8.52% Senior Notes due March 1, 2005. To the extent not otherwise defined herein, all capitalized terms used herein shall have the meanings assigned them in the Note Agreement.

	The Purchasers represent and warrant that each holds the Notes in the principal amount as set forth on Schedule I.

	The Company hereby requests that the Note Agreement be amended in the following respects:

a.		Section 5.7(i) of the Note Agreement.  The Company
requests that Section 5.7(i) be amended so as to change the initial date from March 31, 1995, to September 30, 1997, and to change the initial amount from $78,000,000 to $95,000,000;

b.		Section 5.8 of the Note Agreement.  The Company
requests that (i) Section 5.8 be amended so as to convert the covenant from a restriction upon the incurrence of additional indebtedness to a restriction upon the existence of outstanding indebtedness, (ii) Section 5.8(a)(3)(i) be amended so as to reduce the minimum ratio of Net Income Available for Fixed Charges to Fixed Charges from 300% to
200%, and (iii) Section 5.8(a)(3)(ii) be amended so as to increase the maximum ratio of Consolidated Indebtedness to Consolidated Total Capitalization from 50% to 55%;

c.		Section 5.11(i) of the Note Agreement.  The
Company requests that Section 5.11(i) be amended so as to increase the permitted other Investments from 10% of Consolidated Net Worth to the greater of (i) Fifteen Million
Dollars ($15,000,000), or (ii) ten percent (10%) of Consolidated Net Worth.


In consideration of, and subject to, your agreement to the foregoing amendments, the Company is willing to agree to amend the Note Agreement and each of the Notes issued pursuant thereto so as to change the due dates for each installment of interest on the Notes from semiannually on the first day of each March and September to monthly on the first day of each calendar month.

	By execution and delivery to the Company of a counterpart of this letter, you agree as follows:

2.		Section 1.1 of the Note Agreement is hereby
modified and amended so that, as modified and amended, it shall provide in its entirety as follows:

			"Section 1.1.	Description of Notes.  The Company
will authorize the issue and sale of $40,000,000 aggregate principal amount of its 8.52% Senior Notes
(the "Notes"), to be dated the date of issue, to bear interest from such date at the rate of 8.52% per annum, payable semiannually on the first day of each March and September of each year (commencing September 1, 1995) until October 31, 1997, and thereafter monthly on the first day of each calendar month (commencing November
1, 1997), and at maturity and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 10.52% per annum after the due date, whether by acceleration or otherwise, until paid, to be expressed to mature on March 1, 2005, and to be substantially in the form attached hereto as Exhibit A. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in 2 of this Agreement.
The term "Notes" as used herein shall include each Note delivered pursuant to this Agreement."

3.		Section 5.7 of the Note Agreement shall be, and it
hereby is, amended and modified so that, as amended and modified, it shall read in its entirety as follows:

		"5.7.	Consolidated Net Worth.  The
Company will at all times keep and maintain
Consolidated Net Worth at an amount not less than (i) for the fiscal quarter of the Company ending September 30, 1997,
$95,000,000, and (ii) for each fiscal quarter thereafter, the sum of the Consolidated Net
Worth required to be maintained during the immediately preceding fiscal quarter of the Company plus an amount equal to 50% of Consolidated Net Income for such preceding fiscal quarter (but without deduction in the case of a deficit in Consolidated Net
Income)."

4.		Section 5.8 of the Note Agreement shall be, and it
hereby is, amended and modified so that, as amended and modified, it shall read in its entirety as follows:

		"5.8.	Limitations on Indebtedness.  (a) The Company
will not, and will not permit any Subsidiary to, at any time be or become liable in respect of any Indebtedness, except:

			(1)	Indebtedness evidenced by the Notes;

			(2)	Indebtedness of the Company and its
Subsidiaries outstanding as of the date of this Agreement and reflected in Annex B to Exhibit C, less amounts required to be paid from the proceeds of the Notes;

			(3)	additional Indebtedness of the Company and
its Subsidiaries, provided that at the time of incurrence thereof and after giving effect thereto and to the application of the proceeds thereof the Company remains in compliance with Section 5.8A.
of this Agreement; and

			(4)	Indebtedness of a Subsidiary to the Company
or to a Wholly-owned Subsidiary."

5.		A new Section 5.8A. is hereby added to the Note
Agreement, which Section 5.8A shall provide in its entirety as follows:

		"5.8A.	Certain Financial Covenants.

			(a) The Company will at all times keep and maintain a ratio of Net Income Available for Fixed
Charges for the period of the four consecutive fiscal quarters then most recently ended to Fixed Charges for such period of at least 200%.

			(b)	The Company will at all times keep and
maintain a ratio of Consolidated Indebtedness to Consolidated Total Capitalization as at the end of the fiscal quarter of the Company most recently ended not to exceed 55%.

			(c)	The Company will at all times keep and
maintain a ratio of Priority Debt to Consolidated Net
Worth not to exceed 5%."

6.		Section 5.11(i) of the Note Agreement is hereby
modified and amended so that, as modified and amended, it shall read in its entirety as follows:

			"(i)	other Investments of the Company and its
Subsidiaries (in addition to those permitted by the foregoing provisions of this 5.11) not to exceed the greater of 10% of Consolidated Net Worth, or $15,000,000."

7.		That this Second Request for Consent satisfies the
requirements of Section 7 of the Note Agreement and, upon execution of this Second Request for Consent by the Holders of all of the outstanding Notes, shall be binding upon the Holders and the Company. Except as expressly set forth in this Second Request for Consent and in the Request for Consent to Amendment of Note Agreement previously granted by the Holders, the Note Agreement has not been amended and remains and continues in full force and effect.

8.		This Second Request for Consent may be executed in
any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Second Request for Consent may be executed by each party upon separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Second Request for Consent.


						STEEL TECHNOLOGIES INC.

						By:	/s/ Kenneth R. Bates
						Its: Chief Financial Officer

						ACKNOWLEDGED AND AGREED:

						PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY

						By:	/s/ Sarah J. Pitts
						Its:		Its:


						By: /s/ Frederick A. Bell
						Its:
						ACKNOWLEDGED AND AGREED:

						THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY

						By:	Lincoln Investment Management,
Inc., its Attorney-in-Fact


						By:	/s/ Timothy J. Powell
						Its:

						ACKNOWLEDGED AND AGREED:

						FIRST PENN-PACIFIC LIFE INSURANCE
COMPANY

						By:	Lincoln Investment Management,
Inc., its Attorney-in-Fact


						By:	/s/ Timothy J. Powell
						Its:

						ACKNOWLEDGED AND AGREED:

						LINCOLN NATIONAL LIFE REINSURANCE
COMPANY

						By:	Lincoln Investment Management,
Inc., its Attorney-in-Fact


						By:	/s/ Timothy J. Powell
						Its:

						ACKNOWLEDGED AND AGREED:

						LINCOLN NATIONAL INCOME FUND, INC.

						By:	/s/ Ann L. Warner
						Its:

						ACKNOWLEDGED AND AGREED:

						AMERICAN STATES LIFE INSURANCE
COMPANY

						By:	Lincoln Investment Management,
Inc., its Attorney-in-Fact


						By:	/s/ Paul Gouber
						Its:
						ACKNOWLEDGED AND AGREED:

						JEFFERSON-PILOT LIFE INSURANCE
COMPANY

						By:	/s/ Robert E. Whallen, II
						Its:

						ACKNOWLEDGED AND AGREED:

						NORTHERN LIFE INSURANCE COMPANY

						By:	/s/ James V. Wittich
						Its:

						ACKNOWLEDGED AND AGREED:

						RELIASTAR LIFE INSURANCE COMPANY,
as successor to Northwestern
National Life Insurance Company

						By:	/s/ James V. Wittich
						Its:
	Schedule 1

						PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY

						THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY

						FIRST PENN-PACIFIC LIFE INSURANCE
COMPANY

						LINCOLN NATIONAL LIFE REINSURANCE
COMPANY

						LINCOLN NATIONAL INCOME FUND, INC.

						AMERICAN STATES LIFE INSURANCE
COMPANY

						JEFFERSON-PILOT LIFE INSURANCE
COMPANY

						NORTHERN LIFE INSURANCE COMPANY

						RELIASTAR LIFE INSURANCE COMPANY,
as successor to Northwestern
National Life Insurance Company







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